[COVER PAGE]
                                    SCHWARTZ
                                   VALUE FUND

                                  a series of

                                    SCHWARTZ
                                INVESTMENT TRUST

                                     [LOGO]

                                 ANNUAL REPORT

                               for the year ended
                               DECEMBER 31, 1997

  Shareholder Accounts                                    Corporate Offices
  c/o Countrywide Fund                                    3707 W. Maple Road
     Services, Inc.                 [LOGO]            Bloomfield Hills, MI 48301
      P.O.Box 5354                                          (248) 644-8500
Cincinnati, OH 45201-5354                                 Fax (248) 644-4250
     1-800-543-0407
                               Schwartz Value Fund


Dear Fellow Shareowner:


The Schwartz Value Fund ("SVF") had a 28% return in 1997 vs. 20.5% for our benchmark, the Russell 2000 Index. Year-end distributions totaled $3.14 per share, comprised of $.06 per share net investment income, $.65 per share short-term gains and $2.43 per share of long-term capital gains. It was a good year by any measure. Small-cap value stocks are no longer lagging. Micro caps, after years of discredit, are suddenly down right respectable. Perhaps the love affair investors have had with the big-cap issues since 1990 has run its course. Maybe the inflated multiples of the largest and most popular institutional favorites, finally went too far. Clearly the valuation gap between large and small companies, which we spoke about a year ago, has started to close. If this recent trend continues, it's good news for SVF, since past cycles of small-cap outperformance have lasted from two to five years.

One of the factors fueling success for SVF in 1997 was buyouts, especially during the first half of the year. Six portfolio companies were acquired during the year -- all at premiums to the Fund's cost -- with an average gain of 57%. These included Core Industries Inc., American List Corporation, North American Mortgage Company, First of Michigan Capital Corporation, Detroit and Canada Tunnel Corporation, and TriMas Corporation (pending). In every case, the transactions were a realization of previously unrecognized value we have so often discussed in the past.

It's hard to imagine economic conditions getting any better in 1998 than they were last year. Even in a tight labor market, when unemployment hit a 25-year low, inflation was almost non-existent. In past periods of strong economic expansion, wage pressures tended to push up inflation. But this time, price increases were moderated by productivity gains and the globalization of manufacturing. Now however, we're starting to see the darker side of the new global economy -- the Asian Flu is spreading to the U.S. fast. What initially appeared to be foreign currency jitters, has in fact proven to be much more serious, a reflection of the weak economic infrastructure in several Southeast Asian countries. Poor banking practices led to excessive corporate borrowing and severe overbuilding in real estate and manufacturing capacity. When combined with markets that don't allow free competition, it became a formula for disaster. Clearly a deflationary force is rolling in from Southeast Asia that will adversely affect the U.S. economy, especially our export industries. Product pricing increases will likely be modest to non-existent for domestic manufacturers. With U.S. wage pressures escalating, profit margins are getting squeezed. From a portfolio perspective, smaller companies in which SVF typically invests, generally will be less vulnerable to currency devaluations and other fallout from the Asian crisis. But even if the Asian contagion ends up being worse than is now generally perceived, the results for American businesses are not universally bad.

Over 60% of U.S. gross domestic product consists of services, which are largely insulated from foreign competition. Thankfully, America is a service-based economy. Increasingly, SVF is investing in service-related companies. Service organizations currently represent two of the Fund's largest industry concentrations -- insurance and banking, at about 12% of the portfolio each. Both performed well in 1997, and our stocks in these sectors should continue to benefit from the ongoing consolidation taking place within these industries.

Given our concerns, the overall portfolio is defensively postured with 15% in cash equivalents. Beyond that, many of the larger positions are in companies that are asset rich, have liquid balance sheets, and are debt free. And importantly, the Fund's stocks are modestly priced in relation to fundamentals like earnings and cash flow, which reduces risk. Managing risk is an important part of our investment philosophy. That prudence could prove particularly important in 1998.

I'm always impressed with the sophistication of SVF shareholders, and their realistic expectations with respect to returns. Many unsophisticated investors have come to expect annual double-digit investment returns almost as a birthright. It's been so easy for so long to achieve outsized returns, it's no wonder newer entrants to the complicated world of investing think it's easy. At some point, there'll be a rude awakening for the neophytes. Come what may, we'll remain committed to the task of finding well managed, micro-cap, small and mid-sized businesses, with sustainable competitive advantages. Before the year is out, some of them may be available at exceedingly attractive prices. The Schwartz Value Fund is postured to be opportunistic.

                                With best wishes,

                               SCHWARTZ VALUE FUND

                             /s/ George P. Schwartz

                             George P. Schwartz, CFA
                                    President

January 19, 1998

                                     Annual Total Rates of Return

                              1984      1985      1986      1987      1988      1989      1990      1991
                              ----      ----      ----      ----      ----      ----      ----      ----
SCHWARTZ
  VALUE FUND(A)              11.1%      21.7%     16.4%     (0.6)%    23.1%      8.3%     (5.3)%    32.0%
RUSSELL 2000 INDEX(B)        (7.3)%     31.1%      5.7%     (8.8)%    24.9%     16.2%    (19.5)%    46.0%
NASDAQ COMPOSITE(B)         (11.2)%     31.4%      7.4%     (5.3)%    15.4%     19.3%    (17.8)%    56.8%
VALUE LINE COMPOSITE(B)      (8.4)%     20.7%      5.0%    (10.6)%    15.4%     11.2%    (24.3)%    27.2%
STANDARD & POORS 500          6.1%      31.6%     18.7%      5.3%     16.8%     31.6%     (3.2)%    30.4%
CONSUMER PRICE INDEX          4.3%       3.5%      1.1%      4.4%      4.4%      4.6%      6.1%      3.1%

                                                                                             Compound Annual
                                                                                             Rates of Return
                                                                                       ---------------------------
                              1992      1993      1994      1995      1996     1997    3 Year    10 Year   14 Year
                              ----      ----      ----      ----      ----     ----    ------    -------   -------
SCHWARTZ
  VALUE FUND(A)               22.7%     20.5%    (6.8)%     16.9%     18.3%    28.0%    21.0%     15.1%     14.1%
RUSSELL 2000
  INDEX(B)                    18.4%     18.9%    (3.2)%     26.2%     14.8%    20.5%    20.4%     15.0%     11.8%
NASDAQ COMPOSITE(B)           15.5%     14.7%    (3.2)%     39.9%     22.7%    21.6%    27.8%     16.9%     13.1%
VALUE LINE COMPOSITE(B)        7.0%     10.7%    (6.0)%     19.3%     13.4%    21.1%    17.9%      8.5%      6.3%
STANDARD & POORS 500           7.6%     10.1%     1.3%      37.5%     22.9%    33.4%    31.1%     18.0%     17.1%
CONSUMER PRICE INDEX           2.9%      2.7%     2.7%       2.6%      3.3%     1.7%     2.5%      3.4%      3.4%

----------------
(A)   Schwartz Value Fund's  performance  combines the  performance of the Fund, since its commencement of operations as a registered investment company on
      July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.
(B)   Excludes dividends.

                             SCHWARTZ VALUE FUND
                         Ten Largest Equity Holdings
                              December 31, 1997

                                                              Market
              Shares                 Company                  Value
              ------                 -------                  -----

             181,500     Ottawa Financial Corporation       $6,171,000
             235,000     K-Swiss Inc. -- Class A            $3,818,750
             100,000     Leucadia National Corporation      $3,450,000
             209,000     Data Research Associates, Inc.     $2,978,250
             170,000     Griffon Corporation                $2,486,250
             200,000     Unico American Corporation         $2,450,000
             200,000     Thomas Nelson, Inc.                $2,312,500
              60,000     RJR Nabisco Holdings Corp.         $2,250,000
              90,000     SPSS Inc.                          $1,732,500
             600,000     Pentech International, Inc.        $1,725,000

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 1997
--------------------------------------------------------------------------------

  Shares       COMMON STOCK -- 88.6%                                    Value
----------     ----------------------------------------------        -----------

               APPAREL & TEXTILES -- 6.0%
   235,000         K-Swiss Inc. -- Class A ..................        $ 3,818,750
    17,500         Nautica Enterprises, Inc.* ...............            406,875
                                                                     -----------
                                                                       4,225,625
                                                                     -----------
               BUILDING MATERIALS & CONSTRUCTION -- 4.4%
    20,000         ABT Building Products Corporation* .......            360,000
    60,000         Gardner Denver Machinery Inc.* ...........          1,518,750
    24,000         Industrial Acoustics Company, Inc. .......            250,500
    35,000         MLX Corp.* ...............................            651,875
    40,000         Schuler Homes, Inc.* .....................            257,500
                                                                     -----------
                                                                       3,038,625
                                                                     -----------
               CONSUMER PRODUCTS - DURABLES -- 5.8%
    37,500         Craftmade International, Inc. ............            426,563
   170,000         Griffon Corporation* .....................          2,486,250
    70,000         HMI Industries Inc. ......................            420,000
    40,000         Sturm, Ruger & Company, Inc. .............            737,500
                                                                     -----------
                                                                       4,070,313
                                                                     -----------
               CONSUMER PRODUCTS - NONDURABLES -- 9.1%
    25,000         Helen of Troy Limited* ...................            403,125
   600,000         Pentech International, Inc.* .............          1,725,000
    20,000         The Scotts Company* ......................            605,000
    20,000         Standex International Corporation ........            705,000
    50,000         Tupperware Corporation ...................          1,393,750
    10,000         Velcro Industries N.V ....................            960,000
    24,000         Weyco Group, Inc. ........................            543,000
                                                                     -----------
                                                                       6,334,875
                                                                     -----------
               ENERGY & MINING -- 3.4%
    70,000         Forest Oil Corporation* ..................          1,155,000
   200,000         Golden Star Resources Ltd.* ..............            712,500
    18,000         Newmont Mining Corporation ...............            528,750
                                                                     -----------
                                                                       2,396,250
                                                                     -----------

--------------------------------------------------------------------------------

  Shares       COMMON STOCK -- 88.6%                                    Value
----------     ----------------------------------------------        -----------

               ENVIRONMENTAL SERVICES -- 0.1%
     2,400         GZA GeoEnvironmental Technologies, Inc.* .             12,000
     3,000         Sevenson Environmental Services, Inc. ....             36,750
                                                                     -----------
                                                                          48,750
                                                                     -----------
               FINANCE - BANKING & THRIFTS -- 12.3%
    10,050         Calumet Bancorp, Inc.* ...................            330,394
    65,000         Flagstar Bancorp, Inc. ...................          1,286,797
    15,000         MSB Bancorp, Inc. ........................            564,375
   181,500         Ottawa Financial Corporation .............          6,171,000
    12,150         Peoples Bancorp ..........................            267,300
                                                                     -----------
                                                                       8,619,866
                                                                     -----------
               FINANCE - INSURANCE -- 12.0%
    45,000         The Commerce Group, Inc. .................          1,468,125
    75,100         Danielson Holding Corporation* ...........            544,475
   100,000         Leucadia National Corporation ............          3,450,000
    20,000         MMI Companies, Inc. ......................            502,500
   200,000         Unico American Corporation ...............          2,450,000
                                                                     -----------
                                                                       8,415,100
                                                                     -----------
               FOOD & TABACCO -- 3.2%
    60,000         RJR Nabisco Holdings Corp. ...............          2,250,000
                                                                     -----------
               HEALTHCARE -- 2.6%
    15,000         Health Care & Retirement Corporation* ....            603,750
    50,000         Hologic, Inc.* ...........................          1,034,375
     9,000         SteriGenics International, Inc.* .........            171,000
                                                                     -----------
                                                                       1,809,125
                                                                     -----------
               HOLDING COMPANY -- 1.3%
    20,000         Maxxam Inc.* .............................            872,500
                                                                     -----------

               INDUSTRIAL PRODUCTS & SERVICES -- 3.9%
    30,000         Greif Brothers Corporation -- Class A ....          1,005,000
    50,000         Maritrans Inc. ...........................            487,500
    10,055         M.H. Rhodes, Inc. ........................             40,220

--------------------------------------------------------------------------------

  Shares       COMMON STOCK -- 88.6%                                    Value
----------     ----------------------------------------------        -----------

   100,000         Rohn Industries, Inc. ....................        $   515,625
    20,000         TriMas Corporation .......................            687,500
                                                                     -----------
                                                                       2,735,845
                                                                     -----------
               LEISURE & ENTERTAINMENT -- 2.2%
    75,000         Circus Circus Enterprises, Inc.* .........          1,537,500
                                                                     -----------

               PRINTING & PUBLISHING -- 3.8%
       465         The Detroit Legal News Company ...........             58,590
   200,000         Thomas Nelson, Inc. ......................          2,312,500
     7,200         Value Line, Inc. .........................            284,400
                                                                     -----------
                                                                       2,655,490
                                                                     -----------
               REAL ESTATE -- 1.0%
    16,499         I. Gordon Corporation* ...................            164,990
        15         LaFourche Realty Company, Inc. ...........             62,250
    25,000         Malan Realty Investors, Inc. .............            453,125
                                                                     -----------
                                                                         680,365
                                                                     -----------
               RETAIL -- 1.3%
     2,000         Dart Group Corporation -- Class A ........            232,000
   100,000         Ellett Brothers, Inc. ....................            553,125
    20,000         The Good Guys, Inc.* .....................            152,500
                                                                     -----------
                                                                         937,625
                                                                     -----------
               TECHNOLOGY & ELECTRONICS -- 11.7%
    33,500         Astrosystems, Inc.* ......................             41,875
   209,000         Data Research Associates, Inc. ...........          2,978,250
   100,000         Nematron Corporation* ....................            406,250
    50,000         Rainbow Technologies, Inc.* ..............          1,450,000
    90,000         SPSS Inc.* ...............................          1,732,500
    60,000         Universal Electronics Inc.* ..............            600,000
    53,900         X-Rite, Incorporated .....................            983,675
                                                                     -----------
                                                                       8,192,550
                                                                     -----------
               TRANSPORTATION -- 0.8%
    58,800         The Morgan Group, Inc. -- Class A ........            543,900
                                                                     -----------
               MISCELLANEOUS -- 0.1%
    12,500         Bull & Bear Group, Inc. -- Class A* ......             37,500
                                                                     -----------

--------------------------------------------------------------------------------
  Shares
Par Value      COMMON STOCK -- 88.6%                                    Value
----------     ----------------------------------------------        -----------

               CLOSED-END FUNDS -- 3.6%
    90,000         Royce Global Trust, Inc. .................        $   455,625
    90,000         Royce Micro-Cap Trust, Inc. ..............            911,250
    60,000         Scudder New Europe Fund, Inc. ............            907,500
    25,000         Templeton Dragon Fund, Inc. ..............            268,750
                                                                     -----------
                                                                       2,543,125
                                                                     -----------
               TOTAL COMMON STOCK (COST $45,284,516)                  61,944,929
                                                                     -----------

               PREFERRED STOCK -- 0.2% (COST $132,739)
    35,000          Telos Corporation, 12% Cumulative
                       Exchangable Preferred ................            158,025
                                                                     -----------
               U.S. GOVERNMENT AGENCY BONDS -- 11.3%
$1,000,000         Federal Home Loan Bank, 0%, 05/14/98 .....            979,760
$1,000,000         Federal Home Loan Bank, 5.90%, 06/19/98 ..          1,000,937
$2,000,000         Federal National Mortgage Association,
                   5.87% 09/25/98 ...........................          2,001,938
$2,000,000         Federal National Mortgage Association,
                   0%, 11/06/98 .............................          1,906,916
$2,000,000         Federal National Mortgage Association,
                   5.77%, 12/17/98 ..........................          2,000,552
                                                                     -----------
               TOTAL U.S. GOVERNMENT AGENCY BONDS
                 (COST $7,869,521)                                     7,890,103
                                                                     -----------
               REPURCHASE AGREEMENTS(1) -- 1.2% (COST $866,000)
$  866,000         Fifth Third Bank, 5.09%, dated 12/31/97, due
                     01/02/98 repurchase proceeds: ..........            866,000
                                                                     -----------
               TOTAL INVESTMENTS -- 101.3% (COST $54,152,776)         70,859,057
                                                                     -----------
               LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.3)%         (892,497)
                                                                     -----------
               NET ASSETS -- 100.0% .........................        $69,966,560
                                                                     ===========
 *  Non-income producing securities.

(1) Repurchase   agreements  are  fully   collateralized   by  U.S.   Government
    obligations.

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost of $54,152,776) (Note 1) .........     $ 70,859,057
Cash .........................................................          870,237
Dividends receivable .........................................          217,208
Interest receivable ..........................................           37,883
Receivable for securities sold ...............................           50,311
Other assets .................................................           23,637
                                                                   ------------
    TOTAL ASSETS .............................................       72,058,333
                                                                   ------------

LIABILITIES
Payable for capital shares redeemed ..........................              582
Payable for securities purchased .............................        1,213,684
Accrued investment advisory fees (Note 2) ....................          265,313
Distributions payable to shareholders ........................          576,964
Other accrued expenses and liabilities .......................           35,230
                                                                   ------------
    TOTAL LIABILITIES ........................................        2,091,773
                                                                   ------------
NET ASSETS ...................................................     $ 69,966,560
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital ..............................................     $ 53,397,252
Distributions in excess of net realized gains on
  investments ................................................         (136,973)
Net unrealized appreciation on investments ...................       16,706,281
                                                                   ------------
NET ASSETS ...................................................     $ 69,966,560
                                                                   ============
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) .................        2,915,990
                                                                   ============
Net asset value, redemption price, and offering price
  per share ..................................................     $      23.99
                                                                   ============

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends ...................................................      $   973,032
  Interest ....................................................          373,184
                                                                     -----------
    TOTAL INVESTMENT INCOME ...................................        1,346,216
                                                                     -----------
EXPENSES
  Investment advisory fees (Note 2) ...........................          940,830
  Administration, accounting and transfer agent fees
  (Note 2) ....................................................          130,486
  Trustees' fees and expenses .................................           54,213
  Legal and audit fees ........................................           30,433
  Insurance expense ...........................................           18,175
  Reports to shareholders .....................................            6,602
  Custodian fees ..............................................            8,616
  Registration fees ...........................................            5,628
  Other expenses ..............................................            3,128
                                                                     -----------
    TOTAL EXPENSES ............................................        1,198,111
                                                                     -----------
NET INVESTMENT INCOME .........................................          148,105
                                                                     -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains on investments ...........................        7,830,848
  Net change in unrealized appreciation on
    investments ...............................................        7,620,060
                                                                     -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..............       15,450,908
                                                                     -----------
NET CHANGE IN NET ASSETS FROM OPERATIONS ......................      $15,599,013
                                                                     ===========

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                           1997           1996
                                                           ----           ----

FROM OPERATIONS
  Net investment income (loss) ....................   $    148,105    $    (45,028)
  Net realized gains on investments ...............      7,830,848       5,144,508
  Net change in unrealized appreciation on
    investments ...................................      7,620,060       3,932,331
                                                      ------------    ------------
Net increase in net assets from operations ........     15,599,013       9,031,811
                                                      ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ......................       (148,105)             --
  From net realized gains on investments ..........     (7,879,894)     (4,922,816)
  In excess of net realized gains on investments ..       (136,973)             --
                                                      ------------    ------------
Net decrease in net assets from distributions to
  shareholders ....................................     (8,164,972)     (4,922,816)
                                                      ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS(A):
  Proceeds from shares sold .......................      7,555,701       5,572,508
  Reinvestment of distributions to shareholders ...      7,588,008       4,524,185
  Payments for shares redeemed ....................     (7,716,318)    (12,237,448)
                                                      ------------    ------------
Net increase (decrease) in net assets from
  capital share transactions ......................      7,427,391      (2,140,755)
                                                      ------------    ------------
TOTAL INCREASE IN NET ASSETS ......................     14,861,432       1,968,240

NET ASSETS:
  Beginning of year ...............................     55,105,128      53,136,888
                                                      ------------    ------------
  End of year .....................................   $ 69,966,560    $ 55,105,128
                                                      ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME ...............   $               $
                                                      ============    ============
----------
(A) SUMMARY OF CAPITAL SHARE ACTIVITY:
  Shares sold .....................................        324,868         264,865
  Shares issued in reinvestment of distributions
    to shareholders ...............................        316,298         213,506
  Shares redeemed .................................       (326,230)       (580,219)
                                                      ------------    ------------
  Net increase (decrease) in shares outstanding ...        314,936        (101,848)
  Shares outstanding, beginning of year ...........      2,601,054       2,702,902
                                                      ------------    ------------
  Shares outstanding, end of year .................      2,915,990       2,601,054
                                                      ============    ============

See notes to financial statements.

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding
Throughout Each Period
-------------------------------------------------------------------------------

                                                         Year Ended December 31,           July 20, 1993 (A)
                                                        -----------------------                    To
                                                   1997       1996       1995       1994      Dec. 31, 1993
                                                   ----       ----       ----       ----   -------------------
Net asset value at beginning of period .......   $ 21.19    $ 19.66    $ 18.12    $ 20.97       $ 19.71
                                                 -------    -------    -------    -------       -------
Income from investment operations:
    Net investment income (loss) .............      0.06      (0.02)     (0.03)     (0.05)        (0.06)
    Net realized and unrealized gains
      (losses) on investments ................      5.88       3.61       3.09      (1.37)         1.95
                                                 -------    -------    -------    -------       -------
Total from investment operations .............      5.94       3.59       3.06      (1.42)         1.89
                                                 -------    -------    -------    -------       -------
Less distributions:
  From net investment income .................     (0.06)        --         --         --            --
  From net realized gains on investments .....     (3.03)     (2.06)     (1.52)     (1.36)        (0.63)
  In excess of net realized gains on
    investments ..............................      (.05)        --         --      (0.07)           --
                                                 -------    -------    -------    -------       -------
Total distributions ..........................     (3.14)     (2.06)     (1.52)     (1.43)        (0.63)
                                                 -------    -------    -------    -------       -------
Net asset value at end of period .............   $ 23.99    $ 21.19    $ 19.66    $ 18.12       $ 20.97
                                                 =======    =======    =======    =======       =======

Total return .................................      28.0%      18.3%      16.9%      (6.8)%         9.6%(B)
                                                 =======    =======    =======    =======       =======
Ratios/Supplementary Data:

Ratio of expenses to average net assets ......      1.91%      1.97%      2.00%      2.01%         2.13%(C)
Ratio of net investment income (loss) to
  average net assets .........................      0.24%     (0.08)%    (0.18)%    (0.36)%       (0.63)%(C)
Portfolio turnover rate ......................        47%        50%        70%        78%           65%(C)

Average commission rate ......................   $0.0468    $0.0454         --         --            --
Net assets at end of period (000's) ..........   $69,967    $55,105    $53,137    $45,097       $40,704

----------------
(A) Commencement of operations.
(B) Not annualized.
(C) Annualized.

See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the Fund) is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio Business Trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in basic value common stocks. This investment in common stocks, by definition, entails the risk of loss of capital to shareholders. See the Prospectus for more detailed information regarding the investment objectives of the Fund.

The following is a summary of significant accounting policies followed by the Fund.

      (a) VALUATION OF INVESTMENTS -- Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of business on the day of valuation, or, if not traded on a particular day, at the average of the highest current independent bid and lowest current independent offer; securities traded in the over-the-counter market, not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation; and securities (and other assets) for which market quotations are not readily available are valued at their fair market value as determined in good faith pursuant to procedures established by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value.

      (b) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no provision for income taxes is necessary.

      The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles (GAAP), the basis on which these financial statements are prepared. The differences arise primarily from the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income or loss and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net realized gains in the accompanying statements.

      (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

      (d) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date.

      (e) REPURCHASE AGREEMENTS -- The Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion, and creditworthy primary U.S. Government securities dealers. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. With respect to such agreements, it is the Fund's policy to take possession of the underlying securities and, on a daily basis, mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement. The seller under a repurchase agreement, is required to pledge securities as collateral pursurant to the agreement at not less than 102% of the repurchase price (including accrued interest). Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

      (f) ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). The Chairman of the Board of the Fund is also the President and CEO of Gregory J. Schwartz & Co., Inc. (the Distributor). Certain other trustees and officers of the Fund are officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative, accounting and transfer agent for the Fund.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.5% of the average daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

Pursuant to an Administration, Accounting and Transfer Agency Agreement between the Fund and CFS, CFS supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's

The Distributor is the exclusive agent for the distribution of the Fund and receives fees from the Adviser, not the fund or its shareholders.

Pursuant to an Administration, Accounting and Transfer Agency Agreement between the Fund and CFS, CFS supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays CFS a fee, payable monthly, at an annual rate of .22% of average daily net assets up to $25 million; .20% of such assets from $25 million to $100 million; and .15% of such assets in excess of $100 million.

3. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments other than short-term investments, for the year ended December 31, 1997 were $27,221,664 and $31,701,528, respectively. As of December 31, 1997, net unrealized appreciation of securities was $16,569,639 for federal income tax purposes of which $18,142,440 related to appreciated securities and $1,572,801 related to depreciated securities. The aggregate cost of investments at December 31, 1997, for federal income tax purposes was $54,289,418.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


To the Shareholders and Trustees of
Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Schwartz Value Fund (the "Fund") as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Schwartz Value Fund at December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
January 16, 1998

                               Schwartz Value Fund

                              INVESTMENT PHILOSOPHY

      Schwartz Value Fund ("SVF") seeks long-term capital appreciation through value investing -- purchasing shares of strong, growing companies at reasonable prices. Because small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed by Wall Street analysts.

      Most value investors buy fair companies at an excellent price. SVF attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics which by their nature, offer a margin of safety. A truly fine business requires few assets to produce a consistently expanding stream of income. SVF also purchases shares which are temporarily out-of-favor and selling below intrinsic value.

      A common thread in SVF investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that SVF can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

[back cover]

    SCHWARTZ VALUE FUND
    a series of
    Schwartz Investment Trust
    3707 W. Maple Road
    Bloomfield Hills, Michigan 48301
    (248) 644-8500

    BOARD OF TRUSTEES
    Donald J. Dawson, Jr.
    Fred A. Erb
    John J. McHale
    Sidney F. McKenna
    George P. Schwartz, CFA
    Gregory J. Schwartz

    OFFICERS
    Gregory J. Schwartz, Chairman of the Board
    George P. Schwartz, CFA, President
    Richard L. Platte, Jr., CFA, Vice President/Secretary
    Cynthia M. Dickinson, Treasurer
    Robert G. Dorsey, CPA, Assistant Vice President
    John F. Splain, Assistant Secretary
    Mark J. Seger, CPA, Assistant Treasurer

    INVESTMENT ADVISER
    SCHWARTZ INVESTMENT COUNSEL, INC.
    3707 W. Maple Road
    Bloomfield Hills, Michigan 48301

    DISTRIBUTOR
    GREGORY J. SCHWARTZ & CO., INC.
    3707 W. Maple Road
    Bloomfield Hills, Michigan 48301

    CUSTODIAN
    FIFTH THIRD BANK
    38 Fountain Square Plaza
    Cincinnati, Ohio 45263

    ADMINISTRATOR
    COUNTRYWIDE FUND SERVICES, INC.
    P.O. Box 5354
    Cincinnati, Ohio 45201-5354

    AUDITORS
    DELOITTE & TOUCHE LLP
    1700 Courthouse Plaza Northeast
    Dayton, Ohio 45402

    LEGAL COUNSEL
    SULLIVAN & WORCESTER LLP
    1025 Connecticut Avenue, N.W.
    Washington, D.C. 20036

    SCHWARTZ VALUE FUND is a 100% no-load diversified investment company (a mutual fund). The investment objective is long-term capital appreciation.